UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2007

TYCO INTERNATIONAL LTD.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836

(Commission File Number)

Second Floor, 90 Pitts Bay Road

Pembroke, HM 08, Bermuda

(Address of Principal Executive Offices, including Zip Code)

441-292-8674

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 17, 2007, Tyco International Ltd. (“Tyco”) announced preliminary results of tender offers and consent solicitations for various notes issued by Tyco International Group S.A. (“TIGSA”), a wholly owned subsidiary of Tyco, under indentures among TIGSA, Tyco, as guarantor, and The Bank of New York, as trustee, dated June 9, 1998 and November 12, 2003.  The preliminary tender offer results include principal amounts that had been validly tendered and not validly withdrawn by 5:00 p.m., New York City Time, on May 17, 2007, which was the early consent date for such tender offers and consent solicitations (the “Early Consent Date”).  A copy of the press release announcing the aggregate principal amount of notes tendered in the tender offers and consent solicitations on or before the Early Consent Date is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.	Description

99.1	Press release issued May 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tyco International Ltd.
(Registrant)

	By:	/s/ John S. Jenkins, Jr.
Name: John S. Jenkins, Jr.
Title: Vice President and Secretary

Date: May 17, 2007

Exhibit Index

Exhibit No.	Description

99.1	Press release issued May 17, 2007